Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64966ETA5
670500DS3
491552PH2
Issuer
NEW YORK GENERAL OBLIGATION
BOND
NUECES RIV AUTH TEX WTR SUPPLY
KENTUCKY ST TPK AUTH ECONOMIC DEV
Underwriters
Morgan Stanley, DBSI
RBC, Dain Rauscher
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NYC 5% 4/1/2017
NUEWTR 5.25% 7/15/2017
KYSTRN 5% 7/1/2015
Is the affiliate a manager or co-manager of offering?
Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/15/2005
4/1/2005
4/27/2005
Total amount of offering sold to QIBs
857,130,000
94,575,000
247,080,000
Total amount of any concurrent public offering
0
0
0
Total
857,130,000
94,575,000
247,080,000
Public offering price
 $                                                         107.90
 $                                                         109.53
 $                                                         109.07
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.50%
0.38%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.05%
4.09%
3.91%
Benchmark vs Spread (basis points)
17 bp
20 bp
12 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Managed Municipal Bond Fund
Boston
9,675,000
 $
10,439,615
1.13%



Total

9,675,000
 $
10,439,615
1.13%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64970K3P0
041826UN6
251255Q32
Issuer
NEW YORK CITY NUM WTR FIN AUTH
ARLINGTON TEX INDPT SCH DIST
DETROIT MICH WTR SUPPLY SYS
Underwriters
First Albany, DBSI
JP Morgan
Siebert Brandford Shank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NYCUTL 5% 6/15/2027
ARLSCH 5% 2/15/2025
DETWTR 4.5% 7/1/2035
Is the affiliate a manager or co-manager of offering?
Selling Group Member
N/A
N/A
Name of underwriter or dealer from which purchased
First Albany
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2005
3/1/2005
3/23/2005
Total amount of offering sold to QIBs
582,915,000
138,745,000
426,605,000
Total amount of any concurrent public offering
0
0
0
Total
582,915,000
138,745,000
426,605,000
Public offering price
 $                                                         104.48
 $                                                         104.74
 $                                                           96.62
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.50%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.45%
4.40%
4.71%
Benchmark vs Spread (basis points)
7 bp
10 bp
14 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Yield Tax Free Fund
Boston
7,200,000
 $
7,522,416
1.24%
-0.21%
-0.35%
3/31/2005
Scudder Intermediate/AMT Free Fund
Boston
3,360,000
 $
3,510,461
0.58%
-0.21%
-0.70%
3/31/2005
Scudder Managed Municipal Bond Fund
Boston
12,065,000
 $
12,605,271
2.07%
-0.21%
-0.58%
3/31/2005
Chicago Funds







Scudder Municipal Income Trust
Chicago
4,825,000
 $
5,041,064
0.83%
-0.21%
-0.95%
3/31/2005
Total

27,450,000
 $
28,679,211
4.71%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.